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                      Supplement dated November 3, 2003 to
                        Prospectus dated May 1, 2003 for:
                  ANNUICHOICE FLEXIBLE PREMIUM VARIABLE ANNUITY
               TOUCHSTONE CHOICE FLEXIBLE PREMIUM VARIABLE ANNUITY
              GRANDMASTER FLEX 3 FLEXIBLE PREMIUM VARIABLE ANNUITY
             IQ THE SMART ANNUITY FLEXIBLE PREMIUM VARIABLE ANNUITY
                   PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY
                   and to Prospectus dated July 15, 2003 for:
                 PINNACLEPLUS FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    issued by
                        INTEGRITY LIFE INSURANCE COMPANY
                                   through its
                             Separate Account I and
                               Separate Account II

THIS SUPPLEMENT PROVIDES INFORMATION REGARDING THE TOUCHSTONE LARGE CAP GROWTH FUND. THIS SUPPLEMENT MODIFIES THE PROSPECTUS.

Effective November 3, 2003 the Touchstone Large Cap Growth Fund will change its name to the Touchstone Eagle Capital Appreciation Fund. The Fund will also have a new sub-advisor, Eagle Asset Management Inc. There are no changes to the Fund's investment objective or expenses. The Fund's investment strategy will be changed as follows:

The Touchstone Eagle Capital Appreciation Fund seeks long term capital appreciation. In selecting equity securities for the Fund, the portfolio management team begins with the largest 500 stocks (by market capitalization) in the Russell 1000 Index. They immediately eliminate deeply cyclical stocks, stocks believed to be over-valued, companies with unproven business models, businesses without a sustainable competitive advantage and companies whose business models they simply do not understand. The initial screening leaves about 150 stocks which are assigned to the four co-portfolio managers based on sector.

Each portfolio manager then uses fundamental research to develop five year earnings estimates for each company based on historical data, current comparables and a thorough understanding of each company and the relevant industry drivers. The portfolio managers generally do not rely on a company's earnings projection or consensus Wall Street estimates. Instead, they do their own research.

The portfolio managers will then assign either a premium or discount multiple to each stock based on what the multiple of that stock has been versus the S&P 500 Index historically and what it is expected to be over the next five years.

The earnings estimates and premium/discount assigned by each portfolio manager are then entered into a proprietary valuation model which ranks each stock based on the five year expected rates of return. The team will generally only invest in those stocks ranked in the top third of the valuation model's rankings. Any stock held which falls into the bottom third of the rankings will normally be sold by the Fund.

The J.P. Morgan International Opportunities Portfolio has changed names and is now called the J.P. Morgan International Equity Portfolio. The investment objectives of the Portfolio have not changed.